Exhibit 10.1

EXECUTION COPY

CONCENTRA INC.,

As Holdings,

CONCENTRA OPERATING CORPORATION,

As Borrower,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK,

As Administrative Agent

J.P. MORGAN SECURITIES INC.,

As Sole Lead Arranger and Sole Bookrunner

THIRD AMENDMENT TO THE CREDIT AGREEMENT

$401,475,000 REPLACEMENT TERM LOAN FACILITY

August 23, 2004

THIRD AMENDMENT, dated as of August 23, 2004 and effective as of August 23, 2004 (this “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003 and as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Replacement Term Lenders (as defined below), the “Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), is entered into by and among Holdings, the Borrower, the Lenders and the Administrative Agent.

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, Holdings and the Borrower have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement (i) to provide for the Term Loan Refinancing (as defined herein) and (ii) as otherwise more fully described herein;

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein; and

WHEREAS, Holdings and the Borrower have asked J.P. Morgan Securities Inc. to act as exclusive sole lead arranger and sole bookrunner for this Third Amendment and J.P. Morgan Securities Inc. has agreed to serve in such capacity;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1.1.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

“Applicable Margin”: (a) for each Revolving Loan, the rate per annum determined pursuant to the Pricing Grid and (b) for each Term Loan, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans
Term Loans	1.50%	2.50%

“Continuing Term Lender”: any Lender which holds Original Term Loans or Incremental Term Loans prior to the Third Amendment Effective Date and a Replacement Term Loan Commitment from and after the Third Amendment Effective Date. Any Continuing Term Lender shall be deemed a Replacement Term Lender from and after the Third Amendment Effective Date.

“Converted Term Loan”: as defined in Section 2.1(b) hereof.

“Incremental Term Loans”: the incremental term loans made to the Borrower pursuant to this Agreement on the Second Amendment Effective Date. As of the Third Amendment Effective Date, each of the Incremental Term Loan Commitment and the aggregate outstanding principal amount of Incremental Term Loans is $0.

“Original Term Commitment”: as to any Lender, the obligation of such Lender to make an Original Term Loan to the Borrower hereunder on the Closing Date. The original aggregate amount of the Original Term Commitment is $335,000,000.

“Original Term Loans”: the term loans made to the Borrower pursuant to this Agreement on the Closing Date. As of the Third Amendment Effective Date, each of the Original Term Commitment and the aggregate outstanding principal amount of Original Term Loans is $0.

“Original Term Lenders”: Lenders which hold the Original Term Loans immediately prior to the Third Amendment Effective Date.

“Replacement Term Lender”: each Lender which has a Replacement Term Loan Commitment or which has made a Replacement Term Loan.

“Replacement Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Replacement Term Loan to the Borrower hereunder in a principal amount not to exceed the amount agreed to by the Borrower, the Administrative Agent and such Lender. The original aggregate amount of the Replacement Term Loan Commitments is $401,475,000.

“Replacement Term Loans”: as defined in Section 2.1(a) hereof.

“Term Commitment”: prior to the Third Amendment Effective Date, the Original Term Commitment, and from and after the Third Amendment Effective Date, the Replacement Term Loan Commitment.

“Term Lenders”: prior to the Third Amendment Effective Date, the Original Term Lenders and the Incremental Term Lenders; and from and after the Third Amendment Effective Date, the Replacement Term Lenders.

“Term Loan Refinancing”: the refinancing in full of the outstanding (i) Original Term Loans and (ii) Incremental Term Loans, in each case with the proceeds of the Replacement Term Loans.

“Term Loans”: prior to the Third Amendment Effective Date, the Original Term Loans and the Incremental Term Loans; and from and after the Third Amendment Effective Date, the Replacement Term Loans.

“Third Amendment”: the Third Amendment dated as of August 23, 2004 to this Agreement.

“Third Amendment Effective Date”: the date on which the conditions precedent set forth in Section 9 of the Third Amendment shall have been satisfied or waived, which date is August 23, 2004.

(b) The definition of “Interest Period” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting “or the Incremental Term Loans” in clause (ii) therein.

(c) The definition of “Excess Cash Flow” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (b)(iii) therein as follows:

“(iii) the aggregate amount of all prepayments of Revolving Loans during such period to the extent accompanying permanent optional reductions of the Revolving Commitments and all optional prepayments of the Original Term Loans, the Term Loans and the Incremental Term Loans during such fiscal period (other than the refinancing of the Original Term Loans and the Incremental Term Loans with proceeds of the Replacement Term Loans on the Third Amendment Effective Date),”

3. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended in its entirety as follows:

“2.1 Term Loans. (a) The Original Term Loans were made to the Borrower on the Closing Date. The Incremental Term Loans were made to the Borrower on the Second Amendment Effective Date. Subject to the terms and conditions hereof, each Replacement Term Lender severally agrees to make a term loan (or, in the case of a Continuing Term Lender, pursuant to clause (b) of this Section, to elect to convert all of such Continuing Term Lender’s Original Term Loans and Incremental Term Loans) (collectively, the “Replacement Term Loans”) to the Borrower on the Third Amendment Effective Date in an amount not to exceed the amount of the Replacement Term Loan Commitment of such Lender. The Replacement Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10.

(b) In connection with the making of the Replacement Term Loans pursuant to clause (a) above, by delivering notice to the Administrative Agent 2 Business Days prior to the Third Amendment Effective Date, any Continuing Term Lender may elect to make all of such Lender’s Replacement Term Loan requested by the Borrower in accordance with Section 2.2 to be made on the Third Amendment Effective Date by converting all of the outstanding principal amount of the Original Term Loans and the Incremental Term Loans held by such Lender into Replacement Term Loans (each, a “Converted Term Loan”). On the Third Amendment Effective Date, the Converted Term

Loans shall be converted for all purposes of this Agreement into Replacement Term Loans, and the Administrative Agent shall record in the Register the aggregate amounts of Converted Term Loans converted into Replacement Term Loans. Any written notice to the Administrative Agent delivered by an applicable Lender pursuant to this Section shall specify the amount of such Lender’s Replacement Term Loan Commitment and the principal amount of the Original Term Loans and the Incremental Term Loans held by such Lender that are to be converted into Replacement Term Loans. From and after the Third Amendment Effective Date, Converted Term Loans shall constitute Replacement Term Loans for all purposes of this Agreement.

(c) Notwithstanding any provision of this Agreement, the provisions of Sections 2.16, 2.17, 2.18 and 10.5 as in effect immediately prior to the Third Amendment Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Third Amendment Effective Date.”

4. Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended in its entirety as follows:

“2.2 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, on the Third Amendment Effective Date) requesting (i) that the Replacement Term Lenders make Replacement Term Loans or (ii) that the Continuing Term Lenders convert Converted Term Loans to Replacement Term Loans on the Third Amendment Effective Date. The Replacement Term Loans shall initially be ABR Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Replacement Term Lender and Continuing Term Lender thereof. Not later than 12:00 Noon, New York City time, on the Third Amendment Effective Date, each Replacement Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Replacement Term Loan to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Replacement Term Lenders to the repayment in full of principal of each of the Original Term Loans and the Incremental Term Loans that are not Converted Term Loans.”

5. Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended in its entirety as follows:

“2.3 Repayment of Term Loans. The Term Loan of each Term Lender shall mature in twenty-four (24) consecutive quarterly installments, commencing on September 30, 2004, each of which shall be in an amount equal to such Term Lender’s Term Percentage multiplied by the amount set forth below opposite such installment:

Installment	Principal Amount
September 30, 2004	$1,003,688
December 31, 2004	1,003,688
March 31, 2005	1,003,688
June 30, 2005	1,003,688
September 30, 2005	1,003,688
December 31, 2005	1,003,688
March 31, 2006	1,003,688
June 30, 2006	1,003,688
September 30, 2006	1,003,688
December 31, 2006	1,003,688
March 31, 2007	1,003,688
June 30, 2007	1,003,688
September 30, 2007	1,003,688
December 31, 2007	1,003,688
March 31, 2008	1,003,688
June 30, 2008	1,003,688
September 30, 2008	1,003,688
December 31, 2008	1,003,688
March 31, 2009	1,003,688
June 30, 2009	1,003,688
September 30, 2009	57,210,188
December 31, 2009	57,210,188
March 31, 2010	114,420,375
June 30, 2010	all amounts then outstanding in respect of the Term Loans”

6. Amendment to Section 2.8. Section 2.8(b) of the Credit Agreement is hereby amended in its entirety, as follows:

“(b) Each optional prepayment of the Term Loans of any Term Lender (i) using proceeds of Indebtedness of the Borrower, (ii) for which the interest rate payable thereon is lower than the Applicable Margin with respect to the Term Loans at the time of such optional prepayment and (iii) during the period from the Third Amendment Effective Date to but excluding the first anniversary of the Third Amendment Effective Date, shall be accompanied by payment of a 1% prepayment premium on the principal amount of such Term Lender’s Term Loan prepaid (unless such prepayment premium is waived by such Lender).

7. Amendment to Subsection 2.12. Section 2.12(d) of the Credit Agreement is hereby amended in its entirety, as follows:

“(d) Interest shall be payable in arrears on each Interest Payment Date; provided, that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand; provided further, that all unpaid interest through the

Third Amendment Effective Date on Converted Term Loans shall be deemed to be due on the Third Amendment Effective Date.”

8. Amendment to Section 4.16. Section 4.16 of the Credit Agreement is hereby amended by replacing the first and second sentences therein with the following:

“The proceeds of the Replacement Term Loans shall be used for the Term Loan Refinancing.”

9. Conditions to Effectiveness of this Third Amendment. This Third Amendment shall become effective upon the date (the “Third Amendment Effective Date”) when the following conditions are satisfied:

(a) Third Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Third Amendment, duly executed and delivered by Holdings, the Borrower, the Administrative Agent, each Lender with a Replacement Term Loan Commitment and Existing Lenders constituting the “Required Lenders” under the Credit Agreement (or, in the case of any such Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b) Fees.

(i) The Administrative Agent shall have received all fees required to be paid on or before the Third Amendment Effective Date, and all expenses required to be paid on or before the Third Amendment Effective Date for which invoices have been timely presented. The reasonable fees and expenses of legal counsel shall be paid promptly upon receipt of an invoice from such counsel, whether before or after the Third Amendment Effective Date.

(ii) The Borrower also agrees to pay to the Administrative Agent on the Third Amendment Effective Date by intrabank transfer of immediately available funds all accrued interest payable pursuant to Section 2.12(d) of the Credit Agreement, as amended hereby, and any amounts payable pursuant to Section 2.18(c) of the Credit Agreement as a result of the Term Loan Refinancing.

(c) Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of Holdings, the Borrower and each other Loan Party.

(d) Term Loan Refinancing. The Term Loan Refinancing shall have been consummated or arrangements reasonably satisfactory to the Administrative Agent shall have been made for the consummation thereof.

(e) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments.

(f) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(i) the legal opinion of Vinson & Elkins L.L.P., counsel to Holdings, the Borrower and its Subsidiaries, substantially in the form of Exhibit E-1 to the Credit Agreement; and

(ii) the legal opinion of Richard A. Parr, general counsel to Holdings, the Borrower and its Subsidiaries, substantially in the form of Exhibit E-2 to the Credit Agreement.

10. Prepayment Notice. The Required Lenders hereby waive the requirements of Section 2.8 of the Credit Agreement to the extent, but only to the extent, such Section requires more than one Business Day’s notice of repayment to be given in connection with the Term Loan Refinancing.

11. Term Loan Refinancing. The Borrower hereby irrevocably directs the Administrative Agent (i)(A) to apply the proceeds of the Replacement Term Loans being funded (and not being converted) immediately upon the receipt thereof to prepay the outstanding principal of each of the Original Term Loans and the Incremental Term Loans and (B) with respect to all Converted Term Loans, to take such action as is deemed necessary or appropriate to effectuate the conversion of such Original Term Loans or Incremental Term Loans into Replacement Term Loans in the manner described in paragraph (b) of Section 2.1 of the Credit Agreement as amended hereby.

12. Representations and Warranties

(a) No Default. No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or after giving effect to the transactions contemplated herein.

(b) Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct on and as of the date hereof, before and after giving effect to the effectiveness of this Third Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

(c) Financial Condition.

(i) Holdings hereby represents and warrants that the unaudited consolidated balance sheet of Holdings as at June 30, 2004, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly the consolidated financial position of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and any notes thereto (except as contemplated by GAAP or in the case of any notes to the financial statements dated as of June 30, 2004), have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

(ii) Since June 8, 2004 there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

13. Continuing Effect of the Credit Agreement. This Third Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

14. Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15. Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Integration. This Third Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

17. GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONCENTRA INC.

By:	/s/ Richard A. Parr II
Name: Richard A. Parr II Title: Executive Vice President

CONCENTRA OPERATING CORPORATION

By:	/s/ Richard A. Parr II
Name: Richard A. Parr II Title: Executive Vice President

JPMORGAN CHASE BANK, as Administrative Agent and a Lender

By:	/s/ Gary L. Spevack
Name: Gary L. Spevack Title: Vice President JPMorgan Chase Bank

PACIFICA CDO II, as a Lender By: Alcentra as its Investment Manager

By:	/s/ Dean Kawai
Name: Dean Kawai Title: Senior Vice President

R2 TOP HAT, LTD, as a Lender By: Amalgamated Gadget, L.P., its Investment Manager By: Scepter Holdings, Inc., its General Partner

By:	/s/ Robert McCormick
Name: Robert McCormick Title: Vice President

BILL & MELINDA GATES FOUNDATION, as a Lender By: Babson Capital Management LLD as Investment Adviser

By:	/s/ Marcus G. Sowell
Name: Marcus G. Sowell Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus G. Sowell
Name: Marcus G. Sowell Title: Managing Director

BABSON CLO LTD. 2004-I ELC (CAYMAN) LTD. CDO SERIES 1999-I ELC (CAYMAN) LTD. 1999-II, SUFFIELD CLO, LIMITED By: Babson Capital Management LLC as a Lender

By:	/s/ Marcus G. Sowell
Name: Marcus G. Sowell Title: Managing Director

SIMSBURY CLO, LIMITED By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager, as a Lender

By:	/s/ Marcus G. Sowell
Name: Marcus G. Sowell Title: Managing Director

SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL III CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

HARBOUR TOWN FUNDING LLC, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

SANKATY ADVISORS, LLC, as Collateral Manager for GREAT POINT CLO 1999-1 LTD, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL II—INGOTS, LTD., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL I—INGOTS, LTD., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for BRANT POINT CBO 1999-1 LTD., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for BRANT POINT II CBO 2000-1 LTD., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT II CLO, LIMITED, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter Title: Managing Director Portfolio Manager

LONG LANE MASTER TRUST IV, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Authorized Agent

HANOVER SQUARE CLO LTD. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares Title: Managing Director

UNION SQUARE CLO LTD. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares Title: Managing Director

MONUMENT PARK CDO Ltd. By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares Title: Managing Director

LOAN FUNDING VI LLV By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares Title: Managing Director

CALLIDUS DEBT PARTNERS CLO FUND II, LTD. By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Gary H. Neems
Name: Gary H. Neems Title: Managing Director

Canyon Capital Advisors

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CDO 2001-1 LTD (“Canyon”), is a Lender to Concentra Operating Corporation, dated as of August 13, 2003 (the “Credit Agreement”). Canyon’s approval of a Third Amendment to the Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Third Amendment to the Credit Agreement in direct proportion to the votes of those Lenders under the Credit Agreement that have voted for or against the approval of the Third Amendment to the Credit Agreement (without counting failure to vote or abstentions).

Canyon Capital CDO 2001-1 LTD

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Mitchell R. Julis	8/12/04
	Mitchell R. Julis Managing Director	Date

Canyon Capital Advisors

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CDO 2002-1 LTD (“Canyon”), is a Lender to Concentra Operating Corporation, dated as of August 13, 2003 (the “Credit Agreement”). Canyon’s approval of a Third Amendment to the Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Third Amendment to the Credit Agreement in direct proportion to the votes of those Lenders under the Credit Agreement that have voted for or against the approval of the Third Amendment to the Credit Agreement (without counting failure to vote or abstentions).

Canyon Capital CDO 2002-1 LTD

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Mitchell R. Julis	8/12/04
	Mitchell R. Julis Managing Director	Date

Canyon Capital Advisors

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CDO 2004-1 LTD (“Canyon”), is a Lender to Concentra Operating Corporation, dated as of August 13, 2003 (the “Credit Agreement”). Canyon’s approval of a Third Amendment to the Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Third Amendment to the Credit Agreement in direct proportion to the votes of those Lenders under the Credit Agreement that have voted for or against the approval of the Third Amendment to the Credit Agreement (without counting failure to vote or abstentions).

Canyon Capital CLO 2004-1 LTD

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Mitchell R. Julis	8/12/04
	Mitchell R. Julis Managing Director	Date

CARLYLE HIGH YIELD PARTNERS III, LTD., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

CARLYLE HIGH YIELD PARTNERS L.P., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

CARLYLE HIGH YIELD PARTNERS II L.P., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

CARLYLE LOAN OPPORTUNITY FUND, as a Lender

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI LTD., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

CALYON New York Branch, as a Lender

By:	/s/ Charles Heidsieck
Name: Charles Heidsieck Title: Managing Director

By:	/s/ Thomas Randolph
Name: Thomas Randolph Title: Director

BUSHNELL CFPI, as a Lender

By:	/s/ Suzanne Smith
Name: Suzanne Smith Title: as Attorney-in-Fact

TRUMBULL THC, LTD., as a Lender

By:	/s/ Janet Haack
Name: Janet Haack Title: as Attorney-in-Fact

COLUMBIA FLOATING RATE ADVANTAGE FUND, as a Lender By: Highland Capital Management, L.P., its Investment Advisor

By:	/s/ Todd Travers
Name: Todd Travers Title: Senior Portfolio Manager, Highland Capital Management, L.P.

COLUMBIA FLOATING RATE FUND LIMITED LIABILITY COMPANY, as a Lender By: Highland Capital Management, L.P., its Investment Advisor

By:	/s/ Todd Travers
Name: Todd Travers Title: Senior Portfolio Manager, Highland Capital Management, L.P.

SRF 2000, INC., as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

FIRST DOMINION FUNDING III, as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak Title: Authorized Signatory

CSAM FUNDING III, as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak Title: Authorized Signatory

CSAM FUNDING II, as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak Title: Authorized Signatory

CSAM FUNDING IV, as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak Title: Authorized Signatory

ATRIUM CDO, as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak Title: Authorized Signatory

TRS CALLISTO, LLC, as a Lender

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner Title: Vice President

TRS LEDA LLC, as a Lender

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner Title: Vice President

GRAYSON & CO. By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

EATON VANCE CDO III LTD. By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

CONSTANTINUS EATON VANCE CDO V LTD. By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

EATON VANCE CDO VI LTD. By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

BIG SKY SENIOR LOAN FUND, LTD. By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

SENIOR DEBT PORTFOLIO By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

OXFORD STRATEGIC INCOME FUND By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

TOLLI & CO. By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	/s/ John H. Costello
Name: John H. Costello Title: Assistant Treasurer

BALLYROCK CDO I LIMITED, By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut Title: Assistant Treasurer

BALLYROCK CLO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut Title: Assistant Treasurer

GOLDENTREE LOAN OPPORTUNITIES II, LTD. By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Frederick S. Haddad
Name: Frederick S. Haddad Title: Portfolio Manager

GOLDENTREE LOAN OPPORTUNITIES I, LTD. By: GoldenTree Asset Management LP, as a Lender

By:	/s/ Frederick S. Haddad
Name: Frederick S. Haddad Title: Portfolio Manager

1988 FUND, LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh Title: Vice President

GULF STREAM-COMPASS CLO 2003-1 LTD. By: Gulf Stream Asset Management LLC, as Collateral Manager By: Gulf Stream Asset Management LLC, as a Lender

By:	/s/ Barry K. Love
Name: Barry K. Love Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD By: Gulf Stream Asset Management LLC, as Collateral Manager By: Gulf Stream Asset Management LLC, as a Lender

By:	/s/ Barry K. Love
Name: Barry K. Love Title: Chief Credit Officer

SEQUILS – PILGRIM I, LTD By: ING Investments, LLC, as its Investment Manager

By:	/s/ Michel Prince, CFA
Name: Michel Prince, CFA Title: Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD. By: ING Investments, LLC, as its Investment Manager

By:	/s/ Michel Prince, CFA
Name: Michel Prince, CFA Title: Vice President

ING PRIME RATE TRUST By: Aeltus Investment Management, Inc., as its Investment Manager

By:	/s/ Michel Prince, CFA
Name: Michel Prince, CFA Title: Vice President

ING SENIOR INCOME FUND By: Aeltus Investment Management, Inc., as its Investment Manager

By:	/s/ Michel Prince, CFA
Name: Michel Prince, CFA Title: Vice President

WHITNEY PRIVATE DEBT FUND, LP, as a Lender

By:	/s/ Kevin J. Curley
Name: Kevin J. Curley Title: Authorized Signatory

LCM I LIMITED PARTNERSHIP By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title: Portfolio Manager

LCM II LIMITED PARTNERSHIP By: Lyon Capital Management LLC, as Attorney-in-Fact

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna Title: Portfolio Manager

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	/s/ Elizabeth Bodisch
Name: Elizabeth Bodisch Title: Authorized Signatory

MOUNTAIN CAPITAL CLO I LTD., as a Lender

By:	/s/ Chris Siddons
Name: Chris Siddons Title: Director

MOUNTAIN CAPITAL CLO II LTD., as a Lender

By:	/s/ Chris Siddons
Name: Chris Siddons Title: Director

MOUNTAIN CAPITAL CLO III LTD., as a Lender

By:	/s/ Chris Siddons
Name: Chris Siddons Title: Director

ELF FUNDING TRUST III, as a Lender By: New York Life Investment Management LLC, as Attorney-in-Fact

By:	/s/ Robert H. Dial
Name: Robert H. Dial Title: Director

MAINSTAY FLOATING RATE FUND, A SERIES OF ECLIPSE FUNDS INC., as a Lender By: New York Life Investment Management LLC

By:	/s/ Robert H. Dial
Name: Robert H. Dial Title: Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ Robert H. Dial
Name: Robert H. Dial Title: Director

NYLIM FLATIRON CLO 2003-1 LTD., as a Lender By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert H. Dial
Name: Robert H. Dial Title: Director

NYLIM FLATIRON CLO 2004-1 LTD., as a Lender By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Robert H. Dial
Name: Robert H. Dial Title: Director

OCTAGON INVESTMENT PARTNERS III, LTD. By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD. By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD. By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD. By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS VII, LTD. By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon Title: Portfolio Manager

HARBOUR VIEW CLO IV, LTD, as a Lender

By:	/s/ Lisa Chaffee
Name: Lisa Chaffee Title: Assistant Vice President

HARBOR VIEW CLO V, LTD., as a Lender

By:	/s/ Lisa Chaffee
Name: Lisa Chaffee Title: Assistant Vice President

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Lisa Chaffee
Name: Lisa Chaffee Title: Assistant Vice President

PPM SHADOW CREEK FUNDING LLC, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

PPM MONARCH BAY FUNDING LLC, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

TUSCANY CDO, LIMITED, as a Lender By: PPM America, Inc., as a Collateral Manager

By:	/s/ David C. Wagner
Name: David C. Wagner Title: Managing Director

DRYDEN III LEVERAGED LOAN CDO 2002, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ B. Ross Smead
Name: B. Ross Smead Title: Vice President

DRYDEN IV LEVERAGED LOAN CDO 2003, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ B. Ross Smead
Name: B. Ross Smead Title: Vice President

DRYDEN LEVERAGED LOAN CDO 2002-II, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ B. Ross Smead
Name: B. Ross Smead Title: Vice President

DRYDEN V LEVERAGED LOAN CDO 2003, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ B. Ross Smead
Name: B. Ross Smead Title: Vice President

DRYDEN VII LEVERAGED LOAN CDO 2004, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ B. Ross Smead
Name: B. Ross Smead Title: Vice President

LOAN FUNDING V, LLC, as a Lender By: Prudential Investment Management, Inc., as Portfolio Manager

By:	/s/ B. Ross Smead
Name: B. Ross Smead Title: Vice President

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

PUTNAM HIGH YIELD ADVANTAGE FUND

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

PUTNAM MASTER INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

PUTNAM PREMIER INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

By:	/s/ Beth Mazor
Name: Beth Mazor Title: Vice President

SUNAMERICA LIFE INSURANCE COMPANY By: AIG Global Investment Corp. Investment Advisor, as Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh Title: Managing Director

GALAXY CLO 1999-1, LTD. By: AIG Global Investment Corp., as Collateral manager, as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh Title: Managing Director

GALAXY III CLO, LTD. By: AIG Global Investment Corp., Investment Advisor, as a Lender

By:	/s/ Steven S. Oh
Name: Steven S. Oh Title: Managing Director

KZH SOLEIL-2 LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera Title: Authorized Agent

STANWICH LOAN FUNDING LLC, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

APEX (TRIMARAN) CDO I, LTD, as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millson
Name: David M. Millson Title: Managing Director

SAWGRASS TRADING LLC, as a Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Assistant Vice President

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp., as a Lender

By:	/s/ Brad Langs
Name: Brad Langs Title: Executive Director

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Investment Advisory Corp., as a Lender

By:	/s/ Brad Langs
Name: Brad Langs Title: Executive Director

LENDER ADDENDUM

Reference is made to the Third Amendment, to be dated as of August 19, 2004 and effective as of August 19, 2004 (the “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

The undersigned, in its capacity as an Existing Lender under the Credit Agreement, consents to all of the provisions of the Third Amendment for purposes of amending the Credit Agreement.

This Addendum shall not be construed as an obligation of the undersigned to make or continue Replacement Term Loans to the Borrower under the Credit Agreement as of the date hereof.

SENIOR LOAN PORTFOLIO

BLACKROCK LIMITED DURATION INCOME TRUST,

MAGNETITE ASSET INVESTORS L.C.C.,

MAGNETITE ASSET INVESTORS III L.L.C.,

MAGNETITE IV CLO, LIMITED,

MAGNETITE V CLO, LIMITED, and BLACKROCK

SENIOR INCOME SERIES, as Lenders

By:	/s/ Tom Colwell
Name:	Tom Colwell
Title:	Authorized Signatory

Dated as of August     , 2004

LENDER ADDENDUM

Reference is made to the Third Amendment, to be dated as of August 19, 2004 and effective as of August 19, 2004 (the “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

The undersigned, in its capacity as an Existing Lender under the Credit Agreement, consents to all of the provisions of the Third Amendment for purposes of amending the Credit Agreement.

This Addendum shall not be construed as an obligation of the undersigned to make or continue Replacement Term Loans to the Borrower under the Credit Agreement as of the date hereof.

AURUM CLO 2002-1 LTD. By: Columbia Management Advisors, Inc. as Investment Manager as a Lender

By:	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

Dated as of August     , 2004

LENDER ADDENDUM

Reference is made to the Third Amendment, to be dated as of August 19, 2004 and effective as of August 19, 2004 (the “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

The undersigned, in its capacity as an Existing Lender under the Credit Agreement, consents to all of the provisions of the Third Amendment for purposes of amending the Credit Agreement.

This Addendum shall not be construed as an obligation of the undersigned to make or continue Replacement Term Loans to the Borrower under the Credit Agreement as of the date hereof.

STANFIELD ARBITRAGE CDO, LTD. By: Stanfield Capital Partners LLC, as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Dated as of August 16, 2004

LENDER ADDENDUM

Reference is made to the Third Amendment, to be dated as of August 19, 2004 and effective as of August 19, 2004 (the “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

The undersigned, in its capacity as an Existing Lender under the Credit Agreement, consents to all of the provisions of the Third Amendment for purposes of amending the Credit Agreement.

This Addendum shall not be construed as an obligation of the undersigned to make or continue Replacement Term Loans to the Borrower under the Credit Agreement as of the date hereof.

STANFIELD QUATTRO CLO, LTD. By: Stanfield Capital Partners LLC, as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Dated as of August 16, 2004

LENDER ADDENDUM

Reference is made to the Third Amendment, to be dated as of August 19, 2004 and effective as of August 19, 2004 (the “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

The undersigned, in its capacity as an Existing Lender under the Credit Agreement, consents to all of the provisions of the Third Amendment for purposes of amending the Credit Agreement.

This Addendum shall not be construed as an obligation of the undersigned to make or continue Replacement Term Loans to the Borrower under the Credit Agreement as of the date hereof.

SUNAMERICA SENIOR FLOATING RATE FUND INC.
By: Stanfield Capital Partners LLC, as subadvisor

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner

Dated as of August 16, 2004

LENDER ADDENDUM

Reference is made to the Third Amendment, to be dated as of August 19, 2004 and effective as of August 19, 2004 (the “Third Amendment”), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003, as further amended by the Second Amendment thereto, dated as of June 8, 2004 (the “Credit Agreement”), among CONCENTRA INC., a Delaware corporation (“Holdings”), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

The undersigned, in its capacity as an Existing Lender under the Credit Agreement, consents to all of the provisions of the Third Amendment for purposes of amending the Credit Agreement.

This Addendum shall not be construed as an obligation of the undersigned to make or continue Replacement Term Loans to the Borrower under the Credit Agreement as of the date hereof.

WINDSOR LOAN FUNDING, LIMITED
By: Stanfield Capital Partners LLC, as its Investment Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen Title: Managing Partner

Dated as of August 16, 2004